MERRILL LYNCH
GLOBAL GROWTH
FUND, INC.



FUND LOGO



Annual Report

August 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.










Merrill Lynch
Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL GROWTH FUND, INC.



Worldwide
Investments as of
August 31, 1998

                                         Percent of
Ten Largest Industries                   Net Assets

Banking & Financial                         14.9%
Insurance                                   10.6
Telecommunications                          10.4
Pharmaceuticals                              7.9
Retail Stores                                7.2
Software--Computer                           6.0
Communications Equipment                     4.4
Electronics                                  3.8
Computers                                    3.1
Specialty Retailing                          2.9


                                       Country of      Percent of
Ten Largest Equity Holdings              Origin        Net Assets

SAP AG (Systeme, Anwendungen,
   Produkte in der Datenverar-
   beitung)(Preferred)                Germany              3.4%
Cisco Systems, Inc.                   United States        2.1
Wal-Mart Stores, Inc.                 United States        2.1
Pfizer, Inc.                          United States        2.0
AEGON N.V.                            Netherlands          2.0
Vodafone Group PLC                    United Kingdom       1.9
Microsoft Corporation                 United States        1.8
Cap Gemini S.A.                       France               1.7
COLT Telecom Group PLC                United Kingdom       1.7
General Electric Company              United States        1.7



Merrill Lynch Global Growth Fund, Inc., August 31, 1998


DEAR SHAREHOLDER


For the quarter ended August 31, 1998, total returns for Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -10.84%, -11.15%, -11.15% and -10.94%, respectively.
The unmanaged Morgan Stanley Capital International (MSCI) World Stock Index for the same three-month period had a total return of -11.46%.

Renewed investor concerns about the declines in business activity and consumer spending in Asia, as well as the economic and political turmoil in Russia, contributed to the declines in world stock markets in August 1998. However, Merrill Lynch Global Growth Fund, Inc. did not have significant direct stock investments in the Asian markets. In addition, the Fund had no investments in Latin America or Eastern Europe. Year-to-date as of August 31, 1998 total returns for Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +7.69%, +6.91%, +6.91% and +7.39%, respectively. These returns compared favorably to the MSCI World Stock Index total return of +0.89% for the same year-to-date period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance data can be found on pages 6 and 7 of this report to shareholders.)

During the August quarter, the Fund experienced its best investment returns, as compared to the MSCI World Stock Index, from stocks in the telecommunications, retailing, pharmaceutical, computer software and computer industries. At August 31, 1998, the telecommunications industry represented 10.4% of the Fund's net assets, while the pharmaceutical industry, the Fund's fourth-largest industry sector, made up 7.9% of net assets. At quarter-end, retail stores and specialty retailing sectors were 7.2% and 2.9% of net assets, respectively. The computer and computer software industries weighed in at 3.1% and 6.0% of net assets, respectively. Stock prices for all of the Fund's ten largest equity investments outperformed the MSCI World Stock Index during the August quarter. Also, seven of the Fund's top ten equity holdings experienced positive stock price returns in the quarter ended August 31, 1998. (For complete listings of the Fund's ten largest industries and holdings, see page 1 of this report to shareholders.)


The Environment
Investors appeared to focus on economic and political concerns as a result of the continued decline in overall business activity and consumer spending in Japan and other emerging Asian economies. While economic difficulties in Russia produced a political crisis there, political and economic problems also surfaced in some of the major Latin American economies. However, the US economy appeared to be experiencing a solid, but moderate rate of real growth in business activity, with modest levels of inflation and declining long-term interest rates. The balance of traded goods continued to show the strength of US consumer demand for less-expensive imported manufactured goods from motor vehicles to apparel, which are being imported from Japan, South Korea, Taiwan and other Asian countries. The most recent corporate reports and business information show that US consumers continue to spend at an above-average rate on household goods and furniture, computers, entertainment goods and services and healthcare. We anticipate that US consumer spending will continue to increase at an above-average rate for the remainder of 1998. The recent declines in long-term US Treasury interest rates to record-low levels is being welcomed by consumers with an increase in home mortgage refinancing, which will assist in supporting a new higher level of consumer spending. In the extremely important service sector, US employment appears to be growing rapidly. Consumer confidence, although down most recently, is still at a near-record level.


Investment Strategy
Since the Fund's inception (October 31, 1997) through August 31, 1998, our investment strategy remained unchanged. The Fund's two largest industry sectors continued to be banking & financial and insurance, representing more than 25% of net assets. The majority of these investments remained in the United Kingdom, major Western European countries, Canada and the United States. However, investor concerns about the possibility of rising central bank interest rates and possible bank loan exposure to Russian enterprises and Asian companies depressed the stock valuations of most of these companies. Recently, the Bank of Japan reduced the interbank borrowing rates and US Federal Reserve Board Chairman Alan Greenspan publicly discussed the possibility of lowering the US Federal funds target rate, which actually occurred in late September. Although the US economy appears to be growing in real terms at a rate sufficient to sustain a growth in employment, companies in many industries are experiencing declines in revenues and earnings from reduced levels of business in Asia and/or declines in many commodity prices. For instance, global energy companies are realizing some of the sharpest declines ever in revenues and earnings from lower energy prices.

During the August quarter, we added several companies to the Fund because of their attractive valuations. Abercrombie & Fitch Co., a relatively rapid growth and well-managed specialty retailer, anticipates substantial increases in store locations and sales per store over the next five years. Alstom was added to the Fund because of the potential for rapid growth in revenues and earnings from a growing backlog of orders for power generating and transportation equipment. Ascend Communications, Inc., a leader in network communications equipment, recently gained access to the local public telephone equipment market through its acquisition of Stratus Computer Corporation. As local exchange public telephone companies build Internet access systems, we believe Ascend will be in a strong market position to gain a significant share of this business. Equant N.V. was added to the Fund because of the potential for a substantial increase in earnings growth and rising rates of return from the contractual sale of its global commercial communications system, which it operates for the global airline industry.


Merrill Lynch Global Growth Fund, Inc., August 31, 1998


We also added MetroNet Communications Corp., a leading competitive access provider of telecommunication services in Canada, because we believe the company could experience an above-average rate of growth in revenues and market share over the next five years. GTE Corporation was added to the portfolio for its broad-based wireline and wireless customer base across a significant geographic expanse in the United States, as well as rapid growth in value-added commercial communication services, including Internet access and communications. Mannesmann AG is a leading multi-industry company with a large and rapidly growing telecommunication franchise. America Online Inc., the leading consumer access provider to the Internet, was added because of continued rapid growth of new subscribers from a relatively large base and the rapid growth of revenues and fees from advertising and commercial access partnerships. Cable & Wireless PLC has shown improved rates of growth and profitability of its wireless communications operations as well as an apparent improvement in prospects for more profitable operations in Hong Kong and China. Network Appliance Inc. was added because of the attractive valuation relative to a very rapid rate of growth of revenues and earnings from the installation of proprietary and advanced database file servers for primary usage in Internet sites. The addition to the Fund of Esat Telecom Group PLC, the leading competitive access provider for commercial customers in Ireland, was based on expectations of a substantial rise in the rate of growth in new customers and traffic volumes over the next five years. Finally, we added Somerfield PLC, a UK-based retailer, because we believe management can substantially improve returns and earnings as recent acquisitions are downsized and restructured.


Fiscal Year in Review
Since inception (October 31, 1997) through August 31, 1998, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +7.80%, +6.80%, +6.80% and +7.50%, respectively. The total return for the unmanaged MSCI World Stock Index was +3.90% for the same period. The positive investment performance of the Fund for the period ended August 31, 1998 can be attributed to a significant weighting in the insurance industry and individual stock selection in several industries. During the period, stock prices of the Fund's holdings in the insurance industry, which represented 10.6% of net assets at fiscal year-end, appreciated by +21.5%. At August 31, 1998, nine of the Fund's top ten equity holdings had positive returns on investment.

Investment returns were aided during the fiscal period by our reduction of the Fund's exposure to the communications equipment industry, which began in April 1998 after most of the stocks had appreciated from relatively low price levels at year-end 1997. We anticipated that communications equipment companies would experience deferrals, if not cancellations, of major infrastructure contracts from public and private organizations. In April 1998, we significantly reduced the Fund's weighting in the oil services industry and other energy company holdings because of concern about the continuation of recessionary domestic business conditions in the major Asian countries. The depressed business conditions in Asia, in combination with the Iraqi government reentering the world energy markets with oil exports, led us to believe that the downward pressure on energy prices would continue. Subsequently, major oil companies announced mid-year reductions in the rate of growth of exploration and development expenditures. As a result of our reduced weightings in these sectors, the declines in the stock prices of communications equipment companies, oil services companies and other energy company stock holdings had only a modest negative effect on the Fund.


In Conclusion
For the fiscal period ended August 31, 1998, Merrill Lynch Global Growth Fund, Inc. produced positive investment returns during one of the most volatile and turbulent periods for global investing. We believe that the recent period of financial and stock market volatility will abate, similar to the fourth quarter of 1997, as central bankers and policy makers among the largest industrial nations communicate and coordinate changes in policy. From our perspective, the business conditions for many of the global companies in which we invest are attractive and continue to improve. Looking ahead, our investment focus will remain on the major developed equity markets around the world.

We thank you for your investment in Merrill Lynch Global Growth
Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in our upcoming report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager





October 8, 1998






Merrill Lynch Global Growth Fund, Inc., August 31, 1998


PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a $10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the MSCI World Index. Beginning and ending values are:

                                     10/31/97**           8/98

ML Global Growth Fund, Inc.++--
Class A Shares*                       $ 9,475           $10,214

ML Global Grwoth Fund, Inc.++--
Class B Shares                        $10,000           $10,280

MSCI World Index++++                  $10,000           $10,390



A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the MSCI World Index. Beginning and ending values are:

                                     10/31/97**           8/98

ML Global Growth Fund, Inc.++--
Class C Shares*                       $10,000           $10,580

ML Global Grwoth Fund, Inc.++--
Class D Shares                        $ 9,475           $10,186

MSCI World Index++++                  $10,000           $10,390


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States.



Aggregate
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/31/97) through 6/30/98      +25.00%        +18.44%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (10/31/97) through 6/30/98      +24.20%        +20.20%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/31/97) through 6/30/98      +24.20%        +23.20%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/31/97) through 6/30/98      +24.80%        +18.25%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                      3 Month          Since Inception
                                                    Total Return         Total Return
ML Global Growth Fund, Inc. Class A Shares            -10.84%                +7.80%
ML Global Growth Fund, Inc. Class B Shares            -11.15                 +6.80
ML Global Growth Fund, Inc. Class C Shares            -11.15                 +6.80
ML Global Growth Fund, Inc. Class D Shares            -10.94                 +7.50

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is October 31, 1997.



Merrill Lynch Global Growth Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
NORTH                                    Shares                                                        Value      Percent of
AMERICA       Industries                  Held            Investments                 Cost           (Note 1a)    Net Assets
Canada        Banking & Financial       380,000     Bank of Montreal           $   17,744,280      $   13,378,232      0.7%
                                        700,000     Canadian Imperial
                                                    Bank of Commerce               21,401,590          13,159,911      0.7
                                        500,000     National Bank of Canada         7,419,127           6,479,413      0.4
                                        300,000     Royal Bank of Canada           16,480,599          11,327,801      0.6
                                                                               --------------      --------------    ------
                                                                                   63,045,596          44,345,357      2.4

              Beverages                  50,000     Seagram Company Ltd. (The)      2,126,452           1,543,750      0.1

              Communications            350,000   ++Newbridge Networks
                                                    Corporation                    16,697,365           6,579,955      0.4
              Equipment                  70,000     Northern Telecom Ltd.           3,349,980           3,362,592      0.2
                                                                               --------------      --------------    ------
                                                                                   20,047,345           9,942,547      0.6

              Telecommunications        300,000   ++MetroNet Communications
                                                    Corp. (Class B)                 8,702,918           5,287,500      0.3

                                                    Total Investments in Canada    93,922,311          61,119,154      3.4

United        Advertising                85,000     Interpublic Group of
States                                              Companies, Inc.                 4,101,446           4,845,000      0.3

              Banking & Financial       154,000     Banc One Corporation            7,522,284           5,852,000      0.3
                                         50,000     BankAmerica Corporation         3,492,072           3,203,125      0.2
                                         65,000     Citicorp                        9,744,694           7,028,125      0.4
                                        245,000     Mellon Bank Corporation        14,865,018          12,740,000      0.7
                                        200,000     NationsBank Corporation        15,420,522          11,400,000      0.7
                                        180,000     State Street Corporation       10,395,954           9,371,250      0.5
                                                                               --------------      --------------    ------
                                                                                   61,440,544          49,594,500      2.8

              Beverages                 275,000     Coca-Cola Company (The)        22,543,677          17,909,375      1.0

              Broadcasting--Radio &     120,000   ++Chancellor Media Corp.          5,586,537           4,282,500      0.2
              Television                 90,000   ++Clear Channel Communications,
                                                    Inc.                            3,785,427           4,050,000      0.2
                                                                               --------------      --------------    ------
                                                                                    9,371,964           8,332,500      0.4

              Chemicals                 110,000     duPont (E.I.) de Nemours
                                                    & Company                       8,806,972           6,345,625      0.4

              Communications            105,000   ++Ascend Communications, Inc.     4,970,671           3,688,125      0.2
              Equipment                 470,000   ++Cisco Systems, Inc.            31,682,031          38,481,250      2.1
                                         80,600   ++FORE Systems, Inc.              1,383,709           1,390,350      0.1
                                         30,000     Lucent Technologies, Inc.       1,284,023           2,126,250      0.1
                                                                               --------------      --------------    ------
                                                                                   39,320,434          45,685,975      2.5

              Computers                 925,000     COMPAQ Computer Corporation    31,574,465          25,842,187      1.4
                                        150,000   ++Dell Computer Corporation      12,066,755          14,990,625      0.8
                                         45,000     Hewlett-Packard Company         2,922,777           2,185,312      0.1
                                         25,000   ++Network Appliance, Inc.         1,132,233           1,042,187      0.1
                                                                               --------------      --------------    ------
                                                                                   47,696,230          44,060,311      2.4

              Cosmetics                 220,000     Gillette Company (The)         10,104,061           9,047,500      0.5
                                         20,000     International Flavors &
                                                    Fragrances, Inc.                  968,044             775,000      0.0
                                                                               --------------      --------------    ------
                                                                                   11,072,105           9,822,500      0.5

              Electrical Equipment       35,000     Emerson Electric Co.            1,975,074           1,995,000      0.1
                                        375,000     General Electric Company       27,679,379          30,000,000      1.7
                                         10,000     Honeywell, Inc.                   710,689             625,000      0.0
                                                                               --------------      --------------    ------
                                                                                   30,365,142          32,620,000      1.8

              Electronics               250,000     Intel Corporation              19,217,677          17,796,875      1.0
                                        300,000     Texas Instruments Inc.         18,071,754          14,306,250      0.8
                                                                               --------------      --------------    ------
                                                                                   37,289,431          32,103,125      1.8

              Energy                     25,000     El Paso Energy Corporation        792,881             620,312      0.0
                                         30,000     Enron Corp.                     1,153,386           1,269,375      0.1
                                                                               --------------      --------------    ------
                                                                                    1,946,267           1,889,687      0.1

              Entertainment              35,000   ++Viacom, Inc. (Class B)          1,088,787           1,736,875      0.1
                                        450,000     Walt Disney Company (The)      14,343,318          12,346,875      0.7
                                                                               --------------      --------------    ------
                                                                                   15,432,105          14,083,750      0.8

              Financial Services         40,000     American Express Company        3,224,880           3,120,000      0.2
                                        125,000     Federal National Mortgage
                                                    Association                     7,374,046           7,101,562      0.4
                                        100,000     Franklin Resources, Inc.        5,500,811           3,225,000      0.2
                                        100,000     Morgan Stanley, Dean Witter,
                                                    Discover & Co.                  6,021,422           5,806,250      0.3
                                         90,000     Travelers Group, Inc.           4,659,223           3,993,750      0.2
                                                                               --------------      --------------    ------
                                                                                   26,780,382          23,246,562      1.3

              Food Merchandising         40,000     Albertson's, Inc.               1,564,107           2,022,500      0.1
                                         50,000   ++Meyer (Fred), Inc.              1,566,135           1,965,625      0.1
                                                                               --------------      --------------    ------
                                                                                    3,130,242           3,988,125      0.2

              Foods                      40,000     ConAgra, Inc.                   1,360,116             990,000      0.1
                                         35,000     Wrigley (Wm.) Jr. Company
                                                    (Class B)                       2,610,412           2,712,500      0.1
                                                                               --------------      --------------    ------
                                                                                    3,970,528           3,702,500      0.2

              Home Furnishings          175,000     Ethan Allen Interiors, Inc.     8,275,521           5,687,500      0.3

              Hotels                    125,000     Marriott International,
                                                    Inc. (Class A)                  4,268,224           3,507,812      0.2

              Household Products         35,000     Colgate-Palmolive Company       2,288,342           2,524,375      0.1
                                         20,000     Kimberly-Clark Corporation      1,056,650             762,500      0.0
                                         60,000     Procter & Gamble Company
                                                    (The)                           4,312,704           4,590,000      0.3
                                                                               --------------      --------------    ------
                                                                                    7,657,696           7,876,875      0.4

              Information Processing     48,000     America Online Inc.             4,310,300           3,933,000      0.2
                                        155,000     First Data Corporation          4,599,284           3,206,562      0.2
                                                                               --------------      --------------    ------
                                                                                    8,909,584           7,139,562      0.4

              Insurance                  10,000     Aetna Inc.                        737,856             601,875      0.0
                                        225,000     American International
                                                    Group, Inc.                    15,884,252          17,395,312      1.0
                                                                               --------------      --------------    ------
                                                                                   16,622,108          17,997,187      1.0

              Medical Technology        150,000   ++Boston Scientific
                                                    Corporation                     7,648,860          10,387,500      0.6
                                         20,000     Guidant Corporation             1,258,388           1,235,000      0.0
                                         25,000     Johnson & Johnson               1,503,390           1,725,000      0.1
                                                                               --------------      --------------    ------
                                                                                   10,410,638          13,347,500      0.7

              Oil Services              190,000     Baker Hughes, Inc.              9,059,363           3,467,500      0.2
                                         75,000     Diamond Offshore Drilling,
                                                    Inc.                            3,665,682           1,565,625      0.1
                                         25,000     Schlumberger Ltd.               2,336,420           1,095,312      0.0
                                                                               --------------      --------------    ------
                                                                                   15,061,465           6,128,437      0.3



Merrill Lynch Global Growth Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
NORTH AMERICA                            Shares                                                        Value      Percent of
(concluded)   Industries                  Held            Investments                 Cost           (Note 1a)    Net Assets
United        Pharmaceuticals            25,000   ++Amgen, Inc.                $    1,328,782      $    1,525,000      0.1%
States                                  180,000     Bristol-Myers Squibb Co.       17,977,083          17,617,500      1.0
(concluded)                             150,000     Merck & Co., Inc.              14,783,287          17,390,625      1.0
                                        400,000     Pfizer, Inc.                   37,659,850          37,200,000      2.0
                                                                               --------------      --------------    ------
                                                                                   71,749,002          73,733,125      4.1

              Photography                13,000     Eastman Kodak Company             815,032           1,015,625      0.1

              Pollution Control          14,500   ++Waste Management, Inc.            505,400             639,812      0.0

              Publishing                140,000     Gannett Co., Inc.               9,998,409           8,260,000      0.5

              Restaurants                50,000     McDonald's Corporation          2,743,040           2,803,125      0.2

              Retail Stores             100,000   ++Federated Department
                                                    Stores, Inc.                    4,964,030           4,356,250      0.2
                                        640,000     Wal-Mart Stores, Inc.          29,396,296          37,600,000      2.1
                                                                               --------------      --------------    ------
                                                                                   34,360,326          41,956,250      2.3

              Semiconductor             125,000   ++Applied Materials, Inc.         4,033,911           3,070,312      0.2

              Software--Computer        340,000   ++Microsoft Corporation          31,764,740          32,618,750      1.8
                                        410,000   ++PeopleSoft, Inc.               17,472,060          11,531,250      0.7
                                                                               --------------      --------------    ------
                                                                                   49,236,800          44,150,000      2.5

              Specialty Retailing        60,000   ++Abercrombie & Fitch Co.         2,901,100           2,580,000      0.1
                                        400,000     CVS Corporation                14,726,207          14,550,000      0.8
                                        170,000     Gap, Inc. (The)                 8,580,501           8,680,625      0.5
                                        760,000   ++Staples, Inc.                  18,257,636          20,615,000      1.1
                                        165,000     Walgreen Co.                    4,931,108           6,352,500      0.4
                                                                               --------------      --------------    ------
                                                                                   49,396,552          52,778,125      2.9

              Telecommunications        160,000     AT&T Corp.                     10,434,749           8,020,000      0.5
                                        195,000     GTE Corporation                 9,779,319           9,750,000      0.5
                                        390,000     Sprint Corporation             26,920,978          26,154,375      1.5
                                        325,000   ++WorldCom, Inc.                 15,203,420          13,284,375      0.7
                                                                               --------------      --------------    ------
                                                                                   62,338,466          57,208,750      3.2

              Toys                      200,000     Mattel, Inc.                    7,823,472           6,475,000      0.4

              Travel & Lodging          330,000     Carnival Corporation
                                                    (Class A)                      10,492,275           9,528,750      0.5

                                                    Total Investments in the
                                                    United States                 697,965,390         661,533,282     36.7

                                                    Total Investments in
                                                    North America                 791,887,701         722,652,436     40.1

PACIFIC
BASIN

Japan         Automobiles               480,000     Honda Motor Co., Ltd.          17,468,820          16,523,587      0.9
                                        500,000     Toyota Motor Corporation       13,656,899          10,660,150      0.6
                                                                               --------------      --------------    ------
                                                                                   31,125,719          27,183,737      1.5

              Computers                 700,000     Fujitsu Ltd.                    7,951,104           7,090,239      0.4
                                        700,000     NEC Corporation                 7,957,519           5,161,496      0.3
                                                                               --------------      --------------    ------
                                                                                   15,908,623          12,251,735      0.7

              Leisure                   140,000     Sony Corporation               12,422,680          10,223,828      0.7

              Office Equipment          200,000     Canon, Inc.                     4,706,266           4,058,649      0.2

              Photography               400,000     Fuji Photo Film Co., Ltd.      15,918,085          12,891,344      0.7

              Retail                    250,000     Ito-Yokado Co., Ltd.           13,794,985          11,634,084      0.6

              Telecommunications          3,000   ++Nippon Telegraph & Telephone
                                                    Corporation (NTT)              26,362,868          22,736,932      1.2

                                                    Total Investments in the
                                                    Pacific Basin                 120,239,226         100,980,309      5.6

WESTERN
EUROPE

Denmark       Telecommunications        150,000     Tele Danmark A/S (Class B)     11,610,765          15,909,192      0.9

                                                    Total Investments in Denmark   11,610,765          15,909,192      0.9

Finland       Communications             60,000     Nokia Oyj (Class A)             2,745,757           4,318,720      0.2
              Equipment

                                                    Total Investments in Finland    2,745,757           4,318,720      0.2

France        Communications            110,000     Alcatel Alsthom Cie Generale
              Equipment                             d'Electricite S.A.             17,556,385          17,773,454      1.0

              Cosmetics                  10,000     L'OREAL S.A.                    3,739,626           5,390,407      0.3

              Electrical Equipment      200,000   ++Alstom                          6,816,293           4,669,656      0.3

              Electronics               300,000   ++STMicroelectronics N.V.        23,513,450          16,648,338      0.9

              Foods                      40,000     Groupe Danone S.A.              8,680,689          10,584,553      0.6
                                         15,000     Promodes S.A.                   6,249,958           9,742,831      0.5
                                                                               --------------      --------------    ------
                                                                                   14,930,647          20,327,384      1.1

              Information Processing    200,000     Cap Gemini S.A.                17,173,476          31,469,419      1.7

              Insurance                 165,000     AXA-UAP S.A.                   11,694,023          18,983,166      1.1

              Retail Stores              30,000     Carrefour S.A.                 17,681,298          17,561,966      1.0

                                                    Total Investments in France   113,105,198         132,823,790      7.4

Germany       Apparel                    50,000     Adidas-Salomon  AG              8,340,102           5,900,709      0.3

              Automobiles               176,000     Daimler-Benz AG                17,205,879          15,877,447      0.9

              Banking & Financial       600,000     Commerzbank AG                 21,297,933          17,361,702      1.0
                                        350,000     Deutsche Bank AG               23,047,332          21,784,397      1.2
                                        525,000     Dresdner Bank AG               22,202,477          23,621,277      1.3
                                                                               --------------      --------------    ------
                                                                                   66,547,742          62,767,376      3.5

              Chemicals                 150,000     BASF AG                         5,213,865           6,000,000      0.3
                                        150,000     Bayer AG                        5,341,904           5,634,043      0.3
                                        300,000     Hoechst AG                     14,182,600          12,289,362      0.7
                                                                               --------------      --------------    ------
                                                                                   24,738,369          23,923,405      1.3

              Electronics               300,000     Siemens AG                     20,165,738          19,489,362      1.1

              Insurance                  66,911     Allianz AG                     17,351,225          19,209,626      1.1

              Multi-Industry             60,000     Mannesman AG                    5,425,439           5,412,766      0.3
                                        175,000     VEBA AG                        11,173,578           8,824,965      0.5
                                                                               --------------      --------------    ------
                                                                                   16,599,017          14,237,731      0.8




Merrill Lynch Global Growth Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
Western Europe                           Shares                                                        Value      Percent of
(concluded)   Industries                  Held            Investments                 Cost           (Note 1a)    Net Assets
Germany       Retail Stores             250,000     Metro AG                   $   11,962,548      $   14,113,475      0.8%
(concluded)
              Software--Computer        110,000     SAP AG (Systeme,
                                                    Anwendungen, Produkte in
                                                    der Datenverarbeitung)
                                                    (Preferred)                    34,118,327          62,411,348      3.4

                                                    Total Investments in
                                                    Germany                       217,028,947         237,930,479     13.2

Ireland       Banking & Financial     1,300,000     Allied Irish Banks PLC         13,137,895          18,222,411      1.0

              Telecommunications        100,000   ++Esat Telecom Group PLC (ADR)*   3,206,252           2,050,000      0.1

                                                    Total Investments in
                                                    Ireland                        16,344,147          20,272,411      1.1

Italy         Insurance                 550,000     Assicurazioni Generali S.p.A.  13,942,232          18,657,980      1.0
                                      3,750,000     Istituto Nazionale delle
                                                    Assicurazioni S.p.A. (INA)      7,008,593          10,009,184      0.6

                                                    Total Investments in Italy     20,950,825          28,667,164      1.6

Netherlands   Household Products        200,000     Unilever N.V.                  11,380,224          13,816,683      0.8
                                        120,000     Unilever N.V. (NY
                                                    Registered Shares)              8,031,036           7,605,000      0.4
                                                                               --------------      --------------    ------
                                                                                   19,411,260          21,421,683      1.2

              Insurance                 400,000     AEGON N.V.                     21,905,046          36,200,915      2.0
                                        235,000     ING Groep N.V.                 10,003,319          13,847,856      0.8
                                                                               --------------      --------------    ------
                                                                                   31,908,365          50,048,771      2.8

              Leisure                    30,000     Philips Electronics N.V.        2,942,792           1,957,866      0.1
                                        150,000     Polygram N.V.                   7,985,515           8,220,624      0.4
                                                                               --------------      --------------    ------
                                                                                   10,928,307          10,178,490      0.5

              Retail Stores             600,000     Koninklijke Ahold N.V.         17,678,413          17,647,946      1.0

              Software--Computer         60,000   ++Baan Company N.V.               2,240,629           1,755,744      0.1

              Telecommunications        187,500   ++Equant N.V.                     6,773,837           7,899,078      0.4

                                                    Total Investments in
                                                    the Netherlands                88,940,811         108,951,712      6.0

Spain         Banking & Financial       600,000     Banco Bilbao Vizcaya, S.A.     10,292,072           7,933,752      0.4
                                        275,000     Banco Santander, S.A.           6,347,551           5,142,247      0.3

                                                    Total Investments in Spain     16,639,623          13,075,999      0.7

Sweden        Communications             50,000     Telefonaktiebolaget LM
              Equipment                             Ericsson (Class B)                998,239           1,165,955      0.1

                                                    Total Investments in Sweden       998,239           1,165,955      0.1

Switzerland   Foods                      12,000     Nestle S.A. (Registered
                                                    Shares)                        20,005,700          22,272,664      1.2

              Insurance                  20,000     Zuerich Allied AG (Registered
                                                    Shares)                         8,709,180          11,986,159      0.7

              Pharmaceuticals            18,000     Novartis AG (Registered
                                                    Shares)                        28,480,812          28,015,225      1.6

                                                    Total Investments in
                                                    Switzerland                    57,195,692          62,274,048      3.5

United        Banking & Financial       875,000     Barclays PLC                   22,582,208          20,734,879      1.1
Kingdom                                 500,000     HSBC Holdings PLC              14,210,888          10,374,767      0.6
                                      2,000,000     Lloyds TSB Group PLC           25,390,195          23,881,222      1.3
                                      1,500,000     National Westminster Bank
                                                    PLC (Ordinary)                 22,162,632          26,451,887      1.5
                                                                               --------------      --------------    ------
                                                                                   84,345,923          81,442,755      4.5

              Broadcast--Media        1,300,000     British Sky Broadcasting
                                                    Group PLC                       8,212,658          10,194,318      0.6

              Chemicals                 365,000     Imperial Chemical
                                                    Industries PLC                  5,501,341           3,991,564      0.2

              Electrical Equipment    1,000,000     Siebe PLC                       5,015,483           3,516,870      0.2

              Household Products        750,000     Unilever PLC                    5,692,608           6,996,059      0.4

              Information Processing  1,040,000     Reuters Group PLC              13,444,894           8,691,023      0.5

              Insurance               1,000,000     CGU PLC                        14,287,623          14,603,384      0.8
                                      2,500,000     Guardian Royal Exchange PLC    14,020,735          10,759,948      0.6
                                      2,000,000     Royal & Sun Alliance
                                                    Insurance Group PLC            20,023,591          16,813,988      0.9
                                                                               --------------      --------------    ------
                                                                                   48,331,949          42,177,320      2.3

              Pharmaceuticals           550,000     Glaxo Wellcome PLC             14,392,509          16,579,530      0.9
                                        575,000     SmithKline Beecham PLC          5,491,124           6,788,815      0.4
                                        400,000     Zeneca Group PLC               15,610,472          15,641,698      0.9
                                                                               --------------      --------------    ------
                                                                                   35,494,105          39,010,043      2.2

              Publishing                250,000     Pearson PLC                     3,653,585           4,174,190      0.2

              Retail Stores             750,000     Boots Company PLC (The)        11,223,919          12,472,328      0.7
                                        500,000     J Sainsbury PLC                 4,238,967           4,312,353      0.2
                                      1,499,200     Somerfield PLC                  9,606,795           9,553,252      0.5
                                      4,200,000     Tesco PLC                      11,323,155          11,816,683      0.7
                                                                               --------------      --------------    ------
                                                                                   36,392,836          38,154,616      2.1

              Telecommunications      1,250,000     Cable & Wireless PLC           16,911,329          12,141,575      0.7
                                        700,000   ++COLT Telecom Group PLC          9,536,664          30,098,546      1.7
                                      2,500,000     Vodafone Group PLC             17,949,999          34,875,628      1.9
                                                                               --------------      --------------    ------
                                                                                   44,397,992          77,115,749      4.3

                                                    Total Investments in
                                                    the United Kingdom            290,483,374         315,464,507     17.5

                                                    Total Investments in
                                                    Western Europe                836,043,378         940,853,977     52.2

SHORT-TERM                               Face
SECURITIES                              Amount                 Issue

              Commercial Paper**    $46,181,000     General Motors Acceptance
                                                    Corp., 5.81% due 9/01/1998     46,181,000          46,181,000      2.5

                                                    Total Investments in
                                                    Short-Term Securities          46,181,000          46,181,000      2.5

              Total Investments                                                $1,794,351,305       1,810,667,722    100.4
                                                                               ==============
              Liabilities in Excess of Other Assets                                                    (7,532,010)    (0.4)
                                                                                                   --------------    ------
              Net Assets                                                                           $1,803,135,712    100.0%
                                                                                                   ==============    ======

             *American Depositary Receipts (ADR).
            **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
            ++Non-income producing security.

              See Notes to Financial Statements.




Merrill Lynch Global Growth Fund, Inc., August 31, 1998


STATEMENT OF ASSETS AND LIABILITIES
                    As of August 31, 1998
Assets:             Investments, at value (identified cost--$1,794,351,305) (Note 1a)                     $1,810,667,722
                    Foreign cash (Note 1b)                                                                    14,015,539
                    Cash                                                                                             120
                    Receivables:
                      Dividends                                                          $    4,598,795
                      Capital shares sold                                                     2,093,785
                      Securities sold                                                           165,369        6,857,949
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                      92,828
                    Prepaid registration fees and other assets (Note 1f)                                         258,492
                                                                                                          --------------
                    Total assets                                                                           1,831,892,650
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                12,501,172
                      Securities purchased                                                   12,195,803
                      Distributor (Note 2)                                                    1,477,771
                      Investment adviser (Note 2)                                             1,267,662       27,442,408
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,314,530
                                                                                                          --------------
                    Total liabilities                                                                         28,756,938
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,803,135,712
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      747,219
                    Class B Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                             11,803,223
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              2,332,480
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              1,973,970
                    Paid-in capital in excess of par                                                       1,739,566,524
                    Undistributed investment income--net                                                         330,777
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        29,771,128
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         16,610,391
                                                                                                          --------------
                    Net assets                                                                            $1,803,135,712
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $80,524,661 and
Value:                       7,472,189 shares outstanding                                                 $        10.78
                                                                                                          ==============
                    Class B--Based on net assets of $1,261,128,724 and
                             118,032,226 shares outstanding                                               $        10.68
                                                                                                          ==============
                    Class C--Based on net assets of $249,208,412 and
                             23,324,800 shares outstanding                                                $        10.68
                                                                                                          ==============
                    Class D--Based on net assets of $212,273,915 and
                             19,739,701 shares outstanding                                                $        10.75
                                                                                                          ==============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Period October 31, 1997++ to August 31, 1998
Investment          Dividends (net of $2,292,595 foreign withholding tax)                                   $ 22,935,291
Income              Interest and discount earned                                                               5,030,788
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                              27,966,079
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $ 10,274,289
                    Account maintenance and distribution fees--Class B (Note 2)               9,668,057
                    Account maintenance and distribution fees--Class C (Note 2)               1,934,268
                    Registration fees (Note 1f)                                               1,044,106
                    Transfer agent fees--Class B (Note 2)                                     1,024,372
                    Account maintenance fees--Class D (Note 2)                                  425,973
                    Custodian fees                                                              334,510
                    Printing and shareholder reports                                            230,625
                    Transfer agent fees--Class C (Note 2)                                       214,188
                    Accounting services (Note 2)                                                161,450
                    Transfer agent fees--Class D (Note 2)                                       148,051
                    Directors' fees and expenses                                                 46,427
                    Transfer agent fees--Class A (Note 2)                                        39,598
                    Amortization of organization expenses--net (Note 1f)                         18,566
                    Professional fees                                                            15,702
                    Pricing fees                                                                  4,713
                    Other                                                                         3,450
                                                                                           ------------
                    Total expenses                                                                            25,588,345
                                                                                                            ------------
                    Investment income--net                                                                     2,377,734
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       29,771,128
(Loss) on             Foreign currency transactions--net                                     (2,046,957)      27,724,171
Investments &                                                                              ------------
Foreign Currency    Unrealized appreciation on:
Transactions--Net     Investments--net                                                       16,316,417
(Notes 1b, 1c,        Foreign currency transactions--net                                        293,974       16,610,391
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             44,334,562
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 46,712,296
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 1998

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                        October 31, 1997++
                    Increase (Decrease) in Net Assets:                                                to August 31, 1998
Operations:         Investment income--net                                                                $    2,377,734
                    Realized gain on investments and foreign currency transactions--net                       27,724,171
                    Unrealized appreciation on investments and foreign currency transactions--net             16,610,391
                                                                                                          --------------
                    Net increase in net assets resulting from operations                                      46,712,296
                                                                                                          --------------

Capital Share       Net increase in net assets derived from capital share transactions                     1,756,323,416
Transactions                                                                                              --------------
(Note 4):

Net Assets:         Total increase in net assets                                                           1,803,035,712
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period*                                                                        $1,803,135,712
                                                                                                          ==============

                   *Undistributed investment income--net (Note 1h)                                        $      330,777
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.             For the Period
                                                                           October 31, 1997++ to August 31, 1998
                    Increase (Decrease) in Net Asset Value:         Class A       Class B        Class C         Class D
Per Share           Net asset value, beginning of period          $    10.00    $    10.00     $    10.00     $    10.00
Operating                                                         ----------    ----------     ----------     ----------
Performance:        Investment income--net                               .06            --++++         --++++        .07
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                    .72           .68            .68            .68
                                                                  ----------    ----------     ----------     ----------
                    Total from investment operations                     .78           .68            .68            .75
                                                                  ----------    ----------     ----------     ----------
                    Net asset value, end of period                $    10.78    $    10.68     $    10.68     $    10.75
                                                                  ==========    ==========     ==========     ==========

Total Investment    Based on net asset value per share                 7.80%+++      6.80%+++       6.80%+++       7.50%+++
Return:**                                                         ==========    ==========     ==========     ==========

Ratios to Average   Expenses                                            .98%*        1.99%*         1.99%*         1.22%*
Net Assets:                                                       ==========    ==========     ==========     ==========
                    Investment income--net                             1.00%*         .05%*          .04%*          .82%*
                                                                  ==========    ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)      $   80,525    $1,261,129     $  249,208     $  212,274
Data:                                                             ==========    ==========     ==========     ==========
                    Portfolio turnover                                29.67%        29.67%         29.67%         29.67%
                                                                  ==========    ==========     ==========     ==========

                   *Annualized.
                  **Total investment return excludes the effects of sales loads. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operations on October 31, 1997, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


Merrill Lynch Global Growth Fund, Inc., August 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,046,957 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. Effective May 8, 1998, MLAM agreed to waive a portion of the investment advisory fee payable by the Fund so that such fee is equal to 0.75% of the average daily net assets not exceeding $1.5 billion and 0.725% of the average daily net assets in excess of $1.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account         Distribution
                           Maintenance Fee        Fee

Class B                          0.25%           0.75%
Class C                          0.25%           0.75%
Class D                          0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period October 31, 1997 (commencement of operations) to August 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            MLFD          MLPF&S

Class A                    $    61      $    1,226
Class D                    $65,235      $5,925,052

For the period October 31, 1997 to August 31, 1998, MLPF&S received contingent deferred sales charges of $1,894,801 and $159,241 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $8,473 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $110,228 in commissions on the execution of portfolio security transactions for the Fund for the period October 31, 1997 to August 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 31, 1997 to August 31, 1998 were
$2,150,597,961 and $432,137,148, respectively.

Net realized gains (losses) for the period October 31, 1997 to August 31, 1998 and net unrealized gains as of August 31, 1998 were as follows:

                                            Realized
                                              Gains          Unrealized
                                            (Losses)            Gains

Long-term investments                     $29,771,128      $ 16,316,417
Foreign currency transactions              (2,046,957)          293,974
                                          -----------      ------------
Total                                     $27,724,171      $ 16,610,391
                                          ===========      ============


Merrill Lynch Global Growth Fund, Inc., August 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


As of August 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $16,280,046, of which $197,976,888 related to appreciated securities and $181,696,842 related to depreciated securities. At August 31, 1998, the aggregate cost of investments for Federal income tax purposes was $1,794,387,676.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,756,323,416 for the period October 31, 1997 to August 31,
1998.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                                 Dollar
October 31, 1997++ to August 31, 1998         Shares          Amount

Shares sold                                 8,733,319     $  98,620,470
Shares redeemed                            (1,263,630)      (14,666,307)
                                       --------------    --------------
Net increase                                7,469,689     $  83,954,163
                                       ==============    ==============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Period                                 Dollar
October 31, 1997++ to August 31, 1998         Shares          Amount

Shares sold                               129,773,552    $1,359,632,710
Automatic conversion of shares               (286,218)       (3,336,866)
Shares redeemed                           (11,457,608)     (129,196,050)
                                       --------------    --------------
Net increase                              118,029,726    $1,227,099,794
                                       ==============    ==============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Period                                 Dollar
October 31, 1997++ to August 31, 1998         Shares          Amount

Shares sold                                26,547,559    $  278,291,914
Shares redeemed                            (3,225,259)      (35,955,631)
                                       --------------    --------------
Net increase                               23,322,300    $  242,336,283
                                       ==============    ==============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Period                                 Dollar
October 31, 1997++ to August 31, 1998         Shares          Amount

Shares sold                                24,442,157    $  256,423,360
Automatic conversion of shares                284,885         3,336,866
                                       --------------    --------------
Total issued                               24,727,042       259,760,226
Shares redeemed                            (4,989,841)      (56,827,050)
                                       --------------    --------------
Net increase                               19,737,201    $  202,933,176
                                       ==============    ==============

[FN]
++Prior to October 31, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Commitments:
At August 31, 1998, the Fund had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $1,584,000.


6. Reorganization Plan:
On August 4, 1998, the Fund's Board of Directors approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Global Holdings, Inc. in exchange for newly issued shares of the Fund. The plan of reorganization is subject to Merrill Lynch Global Holdings, Inc. shareholder approval. Merrill Lynch Global Holdings, Inc. is a registered, diversified, open-end management investment company. Both entities have a similar investment objective and are managed by MLAM.


<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Merrill Lynch Global Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Growth Fund, Inc., including the schedule of investments, as of August 31, 1998, and the related statements of operations and changes in net assets and financial highlights for the period from October 31, 1997 (commencement of operations) to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Growth Fund, Inc. at August 31, 1998, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 31, 1997 to August 31, 1998, in conformity with generally accepted accounting principles.

(ERNST & YOUNG)

Princeton, New Jersey
October 5, 1998


Merrill Lynch Global Growth Fund, Inc., August 31, 1998


PORTFOLIO CHANGES (unaudited)


For the Quarter Ended August 31, 1998

Additions

 Abercrombie & Fitch Co.
 Alstom
 America Online Inc.
 Ascend Communications, Inc.
*Banco Santander
 Cable & Wireless PLC
 Equant N.V.
 Esat Telecom Group PLC (ADR)
 GTE Corporation
 Mannesman AG
 MetroNet Communications Corp. (Class B)
 NationsBank Corporation
 Network Appliance, Inc.
 Somerfield PLC


Deletion

*Banco Santander

[FN]
*Added and deleted in the same quarter.


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Coyler Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Lawrence R. Fuller, Senior Vice President
   and Portfolio Manager
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863